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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-54047



                         SUPPLEMENT TO THE PROSPECTUS OF
         MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
                                - CLASS X SHARES
                                DATED MAY 1, 2000

         With respect to the Diversified Income Portfolio, in the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES," the first bullet-point under the heading "(1) GLOBAL SECURITIES" is hereby replaced by the following:

             o Fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation, or asset-backed securities, all of which are rated BBB or above by Standard & Poor's ("S&P") or Baa or above by Moody's Investors Service ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality;

         In addition, with respect to the Diversified Income Portfolio, in the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES," the third sentence under the heading "(3) HIGH YIELD SECURITIES" is hereby replaced by the following:

         The securities in this group may include both convertible and non-convertible debt securities, asset-backed securities and preferred stock.

         With respect to the Balanced Growth Portfolio, in the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES," the first sentence under the heading "(2) FIXED-INCOME SECURITIES" is hereby replaced by the following:

         The Portfolio's fixed-income securities (including zero coupon securities) are limited to investment grade corporate securities such as bonds and notes, asset-backed securities, and U.S. Government securities.

         In addition, the following paragraph is hereby added after the last bullet-point in that section:

         ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

         With respect to each of the Diversified Income Portfolio and the Balanced Growth Portfolio, the following paragraph replaces the paragraph titled "Mortgage-Backed Securities" under the section of the Prospectus titled "SUMMARY OF PRINCIPAL RISKS":

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         MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES. There are
         particular risks associated with the Portfolio's investments in mortgage-backed securities and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

         The following paragraph is hereby added to the section of the Prospectus titled "ADDITIONAL RISK INFORMATION":

         ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

         The paragraphs pertaining to the Balanced Growth Portfolio, the Utilities Portfolio and the Growth Portfolio of the Fund in the section of the Prospectus titled "PORTFOLIO MANAGEMENT" are hereby replaced by the following:

         BALANCED GROWTH PORTFOLIO - Paul D. Vance is the primary portfolio manager of the equity portion of the Portfolio, and Angelo Manioudakis and Charles Moon are the primary portfolio managers of the fixed-income portion of the Portfolio. Mr. Vance, a Managing Director of the Investment Manager, has been a primary portfolio manager of the Portfolio since March 1998, and has been managing portfolios with the Investment Manager for over five years. Messrs. Manioudakis and Moon have been primary portfolio managers of the Portfolio since February 2001. Mr. Manioudakis is a Principal of the Investment Manager and of Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of the Investment Manager, and has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. Moon is a Vice President of the Investment Manager and MAS (since 1999) and prior thereto was a Vice President and Global Banks Analyst for Citigroup (1993-1999).

         UTILITIES PORTFOLIO - Edward F. Gaylor is the primary portfolio manager of the equity portion of the Portfolio, assisted by Ronald B. Silvestri, and Angelo Manioudakis and Charles Moon are the primary portfolio managers of the fixed-income portion of the Portfolio. Mr. Gaylor, a Principal of the Investment Manager, has been a primary portfolio manager of the Portfolio since its inception, and has been managing portfolios with the Investment Manager for



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         over five years. Mr. Silvestri, a Vice President of the Investment
         Manager, has assisted Mr. Gaylor since January 1997 and has been managing portfolios with the Investment Manager for over five years. Messrs. Manioudakis and Moon have been primary portfolio managers of the fixed-income portion of the Portfolio since February 2001.

         GROWTH PORTFOLIO - Philip Friedman, Managing Director of Morgan Stanley Dean Witter Investment Management Inc., and William Auslander and Peter Dannenbaum, Principals of Morgan Stanley Dean Witter Investment Management Inc., have been the primary portfolio managers of the Portfolio since September 1998 (Messrs. Friedman and Auslander) and February 2001 (Mr. Dannenbaum). Prior to joining the Sub-Advisor in 1997, Mr. Friedman was the North American Director of Equity Research at Morgan Stanley & Co. Incorporated, and prior thereto, from 1990 to 1995, a member of the Equity Research Team at Morgan Stanley & Co. Incorporated. Mr. Auslander joined the Sub-Advisor in 1995 as an equity analyst in the Institutional Equity Group. Mr. Dannenbaum, an equity analyst with the Sub-Advisor, has been employed by the Sub-Advisor for over five years.

March 1, 2001